BRIGHTHOUSE FUNDS TRUST I

SUPPLEMENT DATED JANUARY 29, 2018

TO THE

PROSPECTUS DATED MAY 1, 2017, AS SUPPLEMENTED

SCHRODERS GLOBAL MULTI-ASSET PORTFOLIO II

(FORMERLY, PYRAMIS® MANAGED RISK PORTFOLIO)

The following changes to the Prospectus of Schroders Global Multi-Asset Portfolio II (formerly, Pyramis® Managed Risk Portfolio) are effective immediately:

In the Portfolio Summary, the table entitled “Annual Portfolio Operating Expenses” is deleted in its entirety and replaced with the following:

Class B

Management Fee	0.80%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses*	0.05%
Acquired Fund Fees and Expenses*,1	0.01%

Total Annual Portfolio Operating Expenses	1.11%
Fee Waiver[2]	(0.19%)

Net Operating Expenses	0.92%

*	These expenses have been restated to reflect current fees.
[1]

Amounts shown have been restated to reflect the restructuring of the Portfolio on December 15, 2017. Prior to that date, substantially all of the Portfolio’s assets were invested in shares of other registered investment companies advised by Fidelity Investments, and the Portfolio’s Acquired Fund Fees and Expenses for the year ended December 31, 2016 were 0.47%.

[2]

Effective December 15, 2017, Brighthouse Investment Advisers, LLC (“BIA”) has contractually agreed through at least December 31, 2018 to reduce the Management Fee for the Portfolio to reflect a portion of the savings from the difference between the subadvisory fee payable by BIA to Schroder Investment Management North America Inc. and the subadvisory fee previously payable by BIA to the former investment subadviser to the Portfolio. This arrangement may be modified or discontinued prior to December 31, 2018 only with the approval of the Board of Trustees of the Portfolio.

In the Portfolio Summary, the disclosure in the section entitled “Example” is deleted in its entirety and replaced with the following:

The following Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same and that all fee waivers for the Portfolio will expire after one year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class B	$94	$336	$596	$1,340

In the subsection entitled “Additional Information About Management – The Adviser,” the following is added as the third paragraph:

In the event that the Portfolio primarily invests its assets directly in investment securities or in shares of registered investment companies other than those offered by Fidelity Investments, as is currently the case, BIA will receive monthly compensation at an annual rate of 0.80% of average daily net assets.

In the section entitled “Additional Information About Management,” the subsection “Voluntary Fee Waiver” is deleted in its entirety and replaced with the following:

Contractual Fee Waiver

Effective December 15, 2017, BIA has contractually agreed through at least December 31, 2018 to waive a portion of its investment advisory fee to reflect a portion of the savings from the difference between the subadvisory fee payable by BIA to Schroders and the subadvisory fee previously payable by BIA to the former investment subadviser to the Portfolio. This arrangement may be modified or discontinued only with the approval of the Board of Trustees of the Portfolio.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

PROSPECTUS FOR FUTURE REFERENCE